SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                        Endurance Specialty Holdings Ltd.
             (Exact Name of Registrant as Specified in its Charter)

          Bermuda                          1-31599                98-0392908
State or Other Jurisdiction             (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

             Crown House
         4 Par-la-Ville Road
          Hamilton Bermuda                                           HM08
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (441) 278-0400

Item 5. - Other Events

      Endurance Reinsurance Corporation of America ("Endurance US"), a wholly owned indirect subsidiary of Endurance Specialty Holdings Ltd. ("Endurance Holdings"), entered into a Purchase Agreement, a Quota Share Retrocession Agreement, a Bill of Sale and Assignment Agreement, a Claims Handling Agreement and a Trust Agreement, each dated as of May 15, 2003, pursuant to which Endurance US acquired the majority of the premiums of the in-force property casualty reinsurance business managed by HartRe Company, L.L.C. ("HartRe"), a subsidiary of The Hartford Financial Services Group, Inc. The transaction is a purchase of renewal rights on a selected group of contracts representing a majority of HartRe's current in-force premiums and quota share reinsurance of the unearned premium reserves associated with such contracts as of April 1, 2003.

      On May 16, 2003, Endurance Holdings issued a press release announcing the transaction. A copy of the press release is filed herewith as Exhibit 99.6 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Purchase Agreement, dated as of May 15, 2003, by and among Hartford Fire Insurance Company, HartRe Company, L.L.C. and Endurance Reinsurance Corporation of America

99.2 Quota Share Retrocession Agreement, dated as of May 15, 2003, by and between Hartford Fire Insurance Company and Endurance Reinsurance Corporation of America

99.3 Bill of Sale and Assignment Agreement, dated as of May 15, 2003, by and between Hartford Fire Insurance Company and Endurance Reinsurance Corporation of America

99.4 Claims Handling Agreement, dated as of May 15, 2003, by and between Hartford Fire Insurance Company and Endurance Reinsurance Corporation of America

99.5 Trust Agreement, dated as of May 15, 2003, by and among Hartford Fire Insurance Company, Endurance Reinsurance Corporation of America and The Bank of New York

99.6  Press Release of Endurance Specialty Holdings Ltd. issued May 16, 2003.

                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENDURANCE SPECIALTY HOLDINGS LTD.

                                        By: /s/ John V. Del Col
                                            ------------------------------------
                                            John V. Del Col
                                            General Counsel and
                                            Secretary

Dated: May 21, 2003

                                  EXHIBIT INDEX

Exhibit     Description of Exhibit
-------     ----------------------

99.1 Purchase Agreement, dated as of May 15, 2003, by and among Hartford Fire Insurance Company, HartRe Company, L.L.C. and Endurance Reinsurance Corporation of America

99.2 Quota Share Retrocession Agreement, dated as of May 15, 2003, by and between Hartford Fire Insurance Company and Endurance Reinsurance Corporation of America

99.3 Bill of Sale and Assignment Agreement, dated as of May 15, 2003, by and between Hartford Fire Insurance Company and Endurance Reinsurance Corporation of America

99.4 Claims Handling Agreement, dated as of May 15, 2003, by and between Hartford Fire Insurance Company and Endurance Reinsurance Corporation of America

99.5 Trust Agreement, dated as of May 15, 2003, by and among Hartford Fire Insurance Company, Endurance Reinsurance Corporation of America and The Bank of New York

99.6        Press Release of Endurance Specialty Holdings Ltd. issued May 16,
            2003.